                                                                   EXHIBIT 10.19

                                 FIRST AMENDMENT
                                TO LOAN DOCUMENTS

         This FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment") dated as of December 4, 2002 is between EnPro Industries, Inc., a North Carolina corporation (the "Guarantor"), each of the parties named as a Grantor on the signature pages hereto (collectively with the Guarantor, the "Grantors"; each, individually, a "Grantor"), the financial institutions party hereto (the "Lenders") and Bank of America., N.A., for itself and as agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.

                                R E C I T A L S:

         A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002 (the "Credit Agreement") among Coltec Industries Inc, a Pennsylvania corporation ("Coltec"), Coltec Industrial Products LLC, a Delaware limited liability company ("CIP"), Garlock Sealing Technologies LLC, a Delaware limited liability company ("Garlock Sealing"), Garlock Bearings LLC, a Delaware limited liability company ("Garlock Bearing"), Haber Tool Company, a Michigan corporation ("Haber Tool"), and Stemco LLC, a Delaware limited liability company ("Stemco" and, together with Coltec, CIP, Garlock Sealing, Garlock Bearing and Haber Tool, each individually referred to herein as a "Borrower" and collectively as "Borrowers"), the Agent, the Lenders and certain other financial institutions from time to time party thereto as "Lenders".

         B. The Guarantor has executed that certain Parent Guarantee dated as of May 31, 2002 (the "Guaranty") pursuant to which the Guarantor has guaranteed all the Borrowers' Obligations under the Credit Agreement.

         C. Each of the Grantors has executed that certain Security Agreement dated as of May 16, 2002 (the "Security Agreement") pursuant to which the Grantors have pledged certain collateral to secure the Borrowers' Obligations under the Credit Agreement.

         D. The Guarantor has requested that the Agent and Lenders agree to certain amendments to the Guaranty and the Security Agreement to permit the Guarantor to enter into and finance certain keyman life insurance policies.

         E. Subject to the terms and conditions set forth in this Amendment, the Agent and the Lenders will agree to such amendments.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS TO GUARANTY. Subject to the terms and conditions contained herein, Section 4.3 of the Guaranty is hereby amended and restated in its entirety to read as follows:



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         "Section 4.3 Covenants. The covenants set forth in the Credit Agreement which are applicable to the Guarantor as indicated therein are hereby incorporated into this Section 4.3 by reference and the Guarantor hereby agrees to comply with each such covenant which is applicable to the Guarantor. In addition to the foregoing, the Guarantor hereby covenants to comply with each of the covenants set forth in Sections
         7.9 (Mergers, Consolidations or Sales), 7.13 (Debt), 7.14 (Prepayment),
         7.17 (Business Conducted), 7.18 (Liens), 7.19 (Sale and Leaseback Transactions) and 7.20 (New Subsidiaries) of the Credit Agreement as if references to a "Borrower" thereunder were references to the Guarantor, and such covenants are hereby incorporated herein mutatis mutandis. Notwithstanding any of the foregoing, the Guarantor shall be permitted to (a) make loans to any Excess Collateral Provider; provided that such loans (i) are subordinated to the Guarantor's obligations hereunder pursuant to the terms of the Intercompany Subordination Agreement and
         (ii) are pledged to the Agent as additional security for the Guarantor's obligations hereunder; (b) incur Debt not to exceed $14,233,926, evidenced by three separate Master Promissory Notes, substantially in the form previously provided to the Agent, made by Parent in favor of A.I. Credit Corp. and each in the original principal amount of $4,744,642 (such notes, as amended or modified from time to time as permitted below are hereinafter referred to, individually and collectively, as the "Master Note"), the proceeds of which shall be used solely to pay premiums due and owing under each "Insurance Policy" (as defined in the Master Note); provided, that, (i) Guarantor may only make regularly scheduled payments of principal and interest in respect of such Debt in accordance with the terms of the Master Note
         (including, without limitation, payments upon receipt of proceeds of each "Insurance Policy" (as defined in the Master Note)), (ii)
         Guarantor shall not directly or indirectly (unless it has received the consent of the Required Lenders), (A) amend, modify, alter or change the terms of the Master Note or any other agreement, document or instrument related thereto as in effect on the date hereof except, that, Guarantor may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Debt (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Debt, or set aside or otherwise deposit or invest any sums for such purpose; provided, that such Debt may be retired with the proceeds of each "Insurance Policy" (as defined in the Master Note), and (iii) Guarantor shall furnish to Agent all notices of default or demands for payment in connection with such Debt received by Guarantor or on its behalf, promptly after the receipt thereof; (c) enter into each "Insurance Policy" (as defined in the Master Note) despite any prohibitions set forth in Section 7.10 of the Credit Agreement; and (d) create liens on (i) each "Insurance Policy" (as defined in the Master Note existing on the date hereof), (ii) the proceeds of such "Insurance Policy"; and (iii) a certificate of deposit in an amount not to exceed $90,000, plus interest thereon, issued by AIG Federal Savings Bank in the name of Guarantor, in each case to secure the Debt described in clause (b) above.

         2. AMENDMENTS TO SECURITY AGREEMENT. Subject to the terms and conditions contained herein, the Security Agreement is hereby amended as follows:



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                  (a) Section 1 of the Security Agreement is hereby amended by adding the following definitions in alphabetical order:

                           "Key Man Life Insurance Policies" means each
                  "Insurance Policy" as defined in each of the Master Promissory Notes."

                           "Master Promissory Notes" means each of the Master
                  Promissory Notes, substantially in the form previously provided to the Agent, made by Parent in favor of A.I. Credit Corp. and each in the original principal amount of $4,744,642.

                  (b) Section 2(a) of the Security Agreement is hereby amended by adding the following proviso at the end thereof:

                           "; provided, that notwithstanding the foregoing, in
                  no event shall (x) any of the Key Man Life Insurance Policies,
                  (y) any proceeds of any of the Key Man Life Insurance Policies (and any investment earnings thereon), or (z) any segregated Deposit Account holding solely the proceeds of such Key Man Life Insurance Policies (and any investment earnings thereon), be subject to any security interest or lien of the Agent or any Lender pursuant to this Security Agreement or the other Loan Documents."

                  (c) Section 3(m) of the Security Agreement is hereby amended by adding a new sentence at the end thereof as follows:

                           "The foregoing shall not restrict the Parent Grantor
                  from entering into the Master Promissory Notes."

         3. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Sections 1 and 2 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Required Lenders, unless the same shall otherwise be waived in writing by the Agent and the Required Lenders in their sole and absolute discretion:

                  (a) the Agent and the Required Lenders party hereto shall have received duly executed counterparts of this Amendment signed by each Grantor, Agent and such Required Lenders;

                  (b) the representations and warranties of each Grantor contained herein are true and correct; and

                  (c) the Agent shall have received a duly executed copy of the initial Master Note and such other documents, certificates, schedules, exhibits, instruments, and agreements in connection therewith as the Agent shall reasonably request, in each case which shall be in form and substance satisfactory to Agent.


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         4. REFERENCE TO AND EFFECT ON THE GUARANTY AND THE SECURITY AGREEMENT.

                  (a) Except as expressly provided herein, the Guaranty and the Security Agreement shall remain unmodified and in full force and effect and each Grantor hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.

                  (b) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders under the Guaranty, the Security Agreement or any of the other Loan Documents.

         5. REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Grantor's part contemplated hereby have been duly approved by all requisite action on the part of such Grantor; (b) this Amendment and each of the other documents executed and delivered by such Grantor in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Grantor, enforceable against such Grantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) that the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Grantor in connection herewith do not and will not violate or conflict with any provision of such Grantor's Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Grantor is a party or by which any of its assets are bound. Each Grantor further hereby represents and warrants to the Agent and each Lender that the representations and warranties of such Grantor contained in the Guaranty and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof. Each Grantor further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.

         6. MISCELLANEOUS.

                  (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Grantor may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Required Lenders party hereto.

                  (b) This Amendment (together with the Guaranty and the Security Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.

                  (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.



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                  (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.

                  (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (f) Each Grantor affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.

                  (g) Any reference to the Guaranty or the Security Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

                  (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

                  (j) The Guarantor agrees to pay all of the Agent's out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Documents to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                          ENPRO INDUSTRIES, INC., as a Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Senior Vice President



                                          COLTEC INDUSTRIES INC, as a Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President


                                          COLTEC INDUSTRIAL PRODUCTS LLC, as a
                                          Grantor

                                          By:        /s/ Donald G. Pomeroy
                                             -----------------------------------
                                          Name:        Donald G. Pomeroy
                                          Title:       Vice President


                                          GARLOCK SEALING TECHNOLOGIES LLC,
                                          as a Grantor

                                          By:        /s/ John R. Mayo
                                             -----------------------------------
                                          Name:        John R. Mayo
                                          Title:       Vice President


                                          GLACIER GARLOCK BEARINGS LLC,
                                          as a Grantor

                                          By:        /s/ John R. Mayo
                                             -----------------------------------
                                          Name:        John R. Mayo
                                          Title:       Vice President


                                          HABER TOOL COMPANY INC, as a Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President



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                                          STEMCO LLC, as a Grantor

                                          By:        /s/ John R. Mayo
                                             -----------------------------------
                                          Name:        John R. Mayo
                                          Title:       Manager


                                          QFM SALES AND SERVICES, INC., as a
                                          Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President


                                          COLTEC TECHNICAL SERVICES INC., as a
                                          Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President


                                          COLTEC INTERNATIONAL SERVICES CO.,
                                          as a Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President


                                          GARRISON LITIGATION MANAGEMENT
                                          GROUP, LTD., as a Grantor

                                          By:        /s/ Timothy P. O'Reilly
                                             -----------------------------------
                                          Name:        Timothy P. O'Reilly
                                          Title:       President


                                          GLACIER GARLOCK BEARINGS, INC., as a
                                          Grantor

                                          By:        /s/ Richard L. Magee
                                             -----------------------------------
                                          Name:        Richard L. Magee
                                          Title:       Vice President




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                                          GARLOCK INTERNATIONAL INC., as a
                                          Grantor

                                          By:        /s/ Donald G. Pomeroy
                                             -----------------------------------
                                          Name:        Donald G. Pomeroy
                                          Title:       Vice President


                                          GARLOCK OVERSEAS CORPORATION, as a
                                          Grantor

                                          By:        /s/ Donald G. Pomeroy
                                             -----------------------------------
                                          Name:        Donald G. Pomeroy
                                          Title:       Vice President


                                          BANK OF AMERICA, N.A., as the Agent
                                          and a Lender

                                          By:        /s/ Perri Love
                                             -----------------------------------
                                          Name:        Perri Love
                                          Title:       Assistant Vice President

Agreed and Acknowledged
as of the date first above written

CITICORP USA, INC., AS A LENDER

By:      /s/ Miles D. McManus
   -------------------------------
Name:      Miles D. McManus
Its:       Director


CONGRESS FINANCIAL CORPORATION,
AS A LENDER

By:      /s/ David Stain
   -------------------------------
Name:      David Stain
Its:       First Vice President




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